UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2026
AMERICAN HOMES 4 RENT
AMERICAN HOMES 4 RENT, L.P.
(Exact name of registrant as specified in its charter)

American Homes 4 Rent	Maryland	001-36013	46-1229660
American Homes 4 Rent, L.P.	Delaware	333-221878-02	80-0860173
	(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
280 Pilot Road
Las Vegas, Nevada 89119
(Address of principal executive offices) (Zip Code)
(805) 413-5300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered

Class A common shares of beneficial interest, $.01 par value	AMH	New York Stock Exchange
Series G perpetual preferred shares of beneficial interest, $.01 par value	AMH-G	New York Stock Exchange
Series H perpetual preferred shares of beneficial interest, $.01 par value	AMH-H	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 14, 2026, American Homes 4 Rent (“AMH” or the “Company”) held its virtual-only 2026 Annual Meeting of Shareholders (the “Annual Meeting”). At the meeting, the Company’s shareholders voted on three proposals and cast their votes as described below. These proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A for the Annual Meeting filed with the Securities and Exchange Commission on March 27, 2026.

Proposal 1:
The Company’s shareholders elected ten individuals to the Board for the succeeding year or until their successors are duly qualified and elected as set forth below. Effective as of May 14, 2026, following David Goldberg’s retirement from the Board, the Board fixed its size at ten trustees:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Matthew Hart	347,039,615	9,872,112	957,206	16,971,360
Bryan Smith	354,573,467	3,201,131	94,335	16,971,360
Douglas Benham	345,899,382	11,875,515	94,036	16,971,360
Jack Corrigan	351,605,182	6,169,447	94,304	16,971,360
Tamara Gustavson	355,565,457	2,211,363	92,113	16,971,360
Michelle Kerrick	355,669,685	2,106,322	92,926	16,971,360
Lynn Swann	352,448,684	4,582,993	837,256	16,971,360
Winifred Webb	349,704,827	7,369,453	794,653	16,971,360
Jay Willoughby	355,210,626	2,564,126	94,181	16,971,360
Matthew Zaist	347,247,398	10,527,213	94,322	16,971,360

Proposal 2:
The Company’s shareholders ratified the appointment of Ernst & Young, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
373,234,253	1,514,777	91,263	—

Proposal 3:
The Company’s shareholders approved, on an advisory basis, the named executive officer compensation as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
343,196,661	14,466,703	205,569	16,971,360

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: May 18, 2026

AMERICAN HOMES 4 RENT

By:	/s/ Sara Vogt-Lowell
Sara Vogt-Lowell
Chief Administrative Officer, Chief Legal Officer and Secretary

AMERICAN HOMES 4 RENT, L.P.

By:	American Homes 4 Rent, its General Partner

By:	/s/ Sara Vogt-Lowell
Sara Vogt-Lowell
Chief Administrative Officer, Chief Legal Officer and Secretary